UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A
                                Amendment No. 1

                                 CURENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                   Date of Report (Date of earliest reported)
                               August 16, 2001

                        STREAMEDIA COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its chapter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    001-15407
                            (Commission File Number)

                                   223622272
                       (IRS Employer Identification No.)

                        244 West 54th Street, 12th Floor
                               New York, NY 10019
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (212) 445-1700
              (Registrant's telephone number, including area code)

            ________________________________________________________
         (Former name or former address, if changed since last report)


Item 1. N/A

Item 2. N/A

Item 3. N/A

Item 4. Change in Registrant's Certifying Accountant

     Streamedia  Communications,   Inc.  (the  "Company")  has  dismissed  Grant
Thornton LLP as its independent accountants. The decision to change accountants was approved by the Company's Board of Directors on May 23, 2001.

     Grant Thornton's reports on the Company's financial statements for the fiscal years ended December 31, 2000 and 1999 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports for the years ended December 31, 2000 and 1999, however, did contain a statement expressing concern about the Company's ability to continue as a going concern.

     During the two most recent fiscal years, there have been no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

     During Grant Thornton LLP's review of the Company's interim financial information as of and for the three months ended March 31, 2001, which has not been completed, Grant Thornton noted reportable conditions considered material weaknesses in internal controls that were communicated to the Company's Board of Directors in a letter dated June 8, 2001. Grant Thornton's letter indicated, in part, that the Company no longer had personnel on staff with basic accounting and bookkeeping knowledge necessary to properly analyze and process various accounting related transactions and file its Form 10-QSB for the quarter ended March 31, 2001 with the Securities and Exchange Commission on a timely basis.

     Management has taken steps to eliminate these weaknesses. The Company hired a certified public accountant on May 7, 2001 to prepare, analyze and record all financial data of the Company in compliance with accounting principles generally accepted in the United States of America.

     We have provided Grant Thornton LLP with a copy of this disclosure and have requested that Grant Thornton furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. (A copy of Grant Thornton LLP's letter to the Securities and Exchange Commission, dated October 11, 2001, is filed as Exhibit 16.1 to this Form 8-K/A.)

     Streamedia Communications, Inc. has decided to move its Headquarters from New York to Virginia. The company anticipates to have the move completed by the end of September 2001.

Item 5. N/A

Item 6. N/A

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        The following exhibit is included as part of this report:

16.1 Letter from Grant Thornton LLP to the Securities and Exchange Commission date October 11, 2001.

Item 8.  N/A

Item 9. N/A

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STREAMEDIA COMMUNICATIONS, INC. (Registrant)
Dated: October 11, 2001

/s/John Velasco-Mills
John Velasco-Mills, President









Exhibit 16.1
                         [GRANT THORNTON LLP LETTERHEAD]





October 11, 2001




Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Dear Sir or Madam:

     We have read Item 4 of the Form 8-K/A of Streamedia Communications, Inc. dated August 16, 2001, and agree with the statements concerning our Firm contained therein.

Very truly yours,

/s/ GRANT THORNTON LLP